================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Amendment to Application of Report
                     Pursuant to Section 12, 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                DECEMBER 18, 1997



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)




                                     1-11718
                              (Commission File No.)



             MARYLAND                                  36-3857664
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)


 TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS             60606
  (Address of principal executive offices)              (Zip Code)

                                 (312) 474-1122
              (Registrant's telephone number, including area code)




================================================================================

ITEM 2.           ACQUISITION OF ASSETS

Manufactured Home Communities, Inc. and its subsidiaries (the "Company") have acquired thirty-nine manufactured home communities and two commercial properties during the period from January 1, 1997 through December 18, 1997. Twenty-one of the manufactured home communities and the two commercial properties were reported on Form 8-K/A dated August 29, 1997. The acquisitions of the remaining eighteen manufactured home communities, along with the probable acquisitions of additional communities, are discussed below.

ARROWHEAD VILLAGE, LANTANA, FLORIDA

DESCRIPTION OF PROPERTY
On September 18, 1997, the Company acquired Arrowhead Village, a 602-site senior community located in Palm Beach County, Florida. Amenities include: a clubhouse, two swimming pools, shuffleboard, billiards and a library. As of September 30, 1997, occupancy was 95%.

TERMS OF PURCHASE
The purchase price of Arrowhead Village was approximately $20.3 million. The Company purchased the property from Arrowhead Village, Inc., a Florida corporation. The acquisition was funded with a borrowing under the Company's line of credit.

THE ELLENBURG TRANSACTION

On September 4, 1997, the Company entered into a portfolio purchase agreement to acquire 35 manufactured home communities (the "Ellenburg Communities") from partnerships having Ellenburg Capital Corporation ("ECC") as the general partner for a purchase price of approximately $306 million. The Ellenburg Communities are being sold pursuant to an order of the Superior Court for the State of California (the "California Court"), by which ECC was involuntarily dissolved and the California Court appointed the Winding-Up Agents to liquidate and wind-up the affairs of ECC. In December 1997, the Company entered into a supplemental agreement (the "Supplemental Agreement") which was approved by the California Court. Sales pursuant to the Supplemental Agreement are subject to limited partner approval. The Company has received limited partner approval from partnerships owning 23 of the Ellenburg Communities and approval of an additional partnership which owns a portion of another Ellenburg Community. As of the date of this filing, the Company closed on the acquisition of 18 of the Ellenburg Communities. In addition, the Company has funded a loan on one other Ellenburg Community, the terms of which result in effective ownership of such property. For financial accounting purposes, this loan will be accounted for as an investment in real estate. The Company is in the process of getting limited partner approval to acquire the remaining Ellenburg Communities. The Company has 120 days to complete certain post-closing due diligence procedures and adjust the purchase price to the extent that (i) the net operating income of the communities is less than the amount used to determine the purchase price; (ii) the community requires environmental, structural engineering, deferred maintenance and other physical or legal costs which may be in excess of anticipated amounts for such items, and (iii) the community has negative working capital. The maximum amount for such adjustments will be an amount equal to 25% of the net equity value of the community which will be held in escrow for 120 days from closing. Therefore, the Company has not made an allocation of the purchase price to the various communities. The acquisition was financed through an additional borrowing with a bank and through the Company's line of credit.

On December 18, 1997, the Company acquired the following seventeen Ellenburg
Communities:

BEAR CREEK VILLAGE, SHERIDAN, COLORADO

DESCRIPTION OF PROPERTY
Bear Creek Village is a 127-site senior community located in Arapahoe County, Colorado. Amenities include: a clubhouse, swimming pool and laundry facilities. As of September 30, 1997, occupancy was 99%.

BROOK GARDENS, LACKAWANNA, NEW YORK

DESCRIPTION OF PROPERTY
Brook Gardens is a 426-site family community with no amenities located in Erie County, New York. As of September 30, 1997, occupancy was 99%.

CAREFREE MANOR, PHOENIX, ARIZONA

DESCRIPTION OF PROPERTY
Carefree Manor is a 127-site family community located in Maricopa County, Arizona. Amenities include: a clubhouse, swimming pool, jacuzzi, billiards, a playground and laundry facilities. As of September 30, 1997, occupancy was 98%.

CARRIAGE COVE, DAYTONA BEACH, FLORIDA

DESCRIPTION OF PROPERTY
Carriage Cove is a 418-site senior community located in Volusia County, Florida. Amenities include: a clubhouse, swimming pool, jacuzzi, shuffleboard, putting green and laundry facilities. As of September 30, 1997, occupancy was 99%.

COLONY PARK, CERES, CALIFORNIA

DESCRIPTION OF PROPERTY
Colony Park is a 187-site senior community located in Modesto County, California. Amenities include: a clubhouse, swimming pool, jacuzzi, and laundry facilities. As of September 30, 1997, occupancy was 77%.

CREEKSIDE, WYOMING, MICHIGAN

DESCRIPTION OF PROPERTY
Creekside is a 165-site family community located in Kent County, Michigan. Amenities include a clubhouse with a kitchen, library and meeting room. As of September 30, 1997, occupancy was 98%.

DESERT SKIES, PHOENIX, ARIZONA

DESCRIPTION OF PROPERTY
Desert Skies is a 170-site senior community located in Maricopa County, Arizona adjacent to Carefree Manor. Amenities include: a clubhouse, swimming pool, jacuzzi, putting green, billiards and laundry facilities. As of September 30, 1997, occupancy was 97%.

EM JA HA, PHOENIX, ARIZONA

DESCRIPTION OF PROPERTY
Em Ja Ha is a 115-site senior community located in Maricopa County, Arizona. Amenities include: a clubhouse, swimming pool, shuffleboard, laundry facilities, horseshoes and billiards. As of September 30, 1997, occupancy was 100%.

FAIRVIEW MANOR, TUCSON, ARIZONA

DESCRIPTION OF PROPERTY
Fairview Manor is a 235-site senior community located in Pima County, Arizona. Amenities include: a clubhouse, swimming pool, jacuzzi, laundry facilities, shuffleboard, horseshoes, and billiards. As of September 30, 1997, occupancy was 99%.

FIVE SEASONS, CEDAR RAPIDS, IOWA

DESCRIPTION OF PROPERTY
Five Seasons is a 389-site family community located in Linn County, Iowa. Amenities include: a clubhouse, swimming pool and laundry facilities. As of September 30, 1997, occupancy was 91%.

HILLCREST, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Hillcrest is a 279-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse, swimming pool, shuffleboard and laundry facilities. As of September 30, 1997, occupancy was 90%.

HOLIDAY RANCH, LARGO, FLORIDA

DESCRIPTION OF PROPERTY
Holiday Ranch is a 150-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse, swimming pool, shuffleboard and laundry facilities. As of September 30, 1997, occupancy was 89%.

INDIAN OAKS, ROCKLEDGE, FLORIDA

DESCRIPTION OF PROPERTY
Indian Oaks is a 211-site senior community with two lakes located in Brevard County near Vero Beach, Florida. Amenities include: a clubhouse, swimming pool, shuffleboard and laundry facilities. As of September 30, 1997, occupancy was 80%.

THE LANDINGS, PORT ORANGE, FLORIDA

DESCRIPTION OF PROPERTY
The Landings is a 436-site senior community located in Volusia County near Daytona Beach, Florida. Amenities include: a clubhouse, two swimming pools, jacuzzi, shuffleboard, library, and billiards. As of September 30, 1997, occupancy was 91%.

MESA REGAL, MESA, ARIZONA

DESCRIPTION OF PROPERTY
Mesa Regal is a 2,005-site senior recreational vehicle community located in Maricopa County, Arizona. Amenities include: seven buildings with a restaurant, barber shop, beauty shop, meeting rooms, workshops, two ballrooms and a library, four swimming pools, three jacuzzis, two laundry facilities, a golf cage, a softball field, horseshoes, bocci ball, three tennis courts, twenty-four shuffleboard courts, and three volleyball courts.
Occupancy fluctuates based on seasonality.

PICKWICK VILLAGE, PORT ORANGE, FLORIDA

DESCRIPTION OF PROPERTY
Pickwick Village is a 432-site senior community located in Flagler County near Daytona Beach, Florida. Amenities include: a clubhouse, swimming pool, laundry facilities, shuffleboard, billiards and horseshoes. As of September 30, 1997, occupancy was 94%.

WINDMILL MANOR, BRADENTON, FLORIDA

DESCRIPTION OF PROPERTY
Windmill Manor is a 292-site senior community located in Manatee County, Florida. Amenities include: a clubhouse, swimming pool, shuffleboard, and laundry facilities. As of September 30, 1997, occupancy was 98%.

In 1998, the Company closed on the acquisition of Country Meadows and funded a loan on Countryside North. These two Ellenburg Communities,along with the sixteen Ellenburg Communities which the Company has not yet closed on, are discussed below:

BOULDER CASCADE,  LAS VEGAS, NEVADA

DESCRIPTION OF PROPERTY
Boulder Cascade is a 300-site family community located in Clark County, Nevada. Amenities include: a clubhouse, swimming pool, jacuzzi, sauna, and laundry facilities. As of September 30, 1997, occupancy was 100%.

COUNTRY MEADOWS, PLANT CITY, FLORIDA

DESCRIPTION OF PROPERTY
Country Meadows is a 736-site senior community located in Hillsborou County, Florida. Amenities include: two clubhouses, two swimming pools, two jacuzzis, shuffleboard, tennis courts, a golf course, and laundry facilities. As of September 30, 1997, occupancy was 99%.

COUNTRYSIDE NORTH, VERO BEACH, FLORIDA

DESCRIPTION OF PROPERTY
Countryside North is a 646-site family community located in Indian River County, Florida. Amenities include: a clubhouse, swimming pool, jacuzzi,and laundry facilities. As of September 30, 1997, occupancy was 93% .

GREENWOOD VILLAGE, MANORVILLE, NEW YORK

DESCRIPTION OF PROPERTY
Greenwood Village is a 425-site senior community located in Suffolk County, New York. Amenities include: a clubhouse, swimming pool, tennis courts, and laundry facilities. As of September 30, 1997, occupancy was 83%.

GULF COAST, SAN BENITO, CALIFORNIA

DESCRIPTION OF PROPERTY
Gulf Coast is a 1,494-site recreational vehicle community located in Cameron County, Texas. Amenities include: a clubhouse, swimming pool, and laundry facilities. Occupancy fluctuates based on seasonality.

HOLIDAY VILLAGE, VERO BEACH, FLORIDA

DESCRIPTION OF PROPERTY
Holiday Village is a 128-site family community located in Indian River County, Florida. Amenities include: a clubhouse, swimming pool, and laundry facilities. As of September 30, 1997, occupancy was 82%.

LAGUNA LAKES, SAN LUIS OBISPO, CALIFORNIA

DESCRIPTION OF PROPERTY
Laguna Lakes is a 300-site family community located in San Luis Obispo County, California. Amenities include: two clubhouses, a swimming pool, jacuzzi, two saunas, shuffleboard, and laundry facilities. As of September 30, 1997, occupancy was 100%.

MEADOWBROOK, SANTEE, CALIFORNIA

DESCRIPTION OF PROPERTY
Meadowbrook is a 332-site senior community located in San Diego County, California. Amenities include: a clubhouse, swimming pool, jacuzzi, shuffleboard, and laundry facilities. As of September 30, 1997, occupancy was 94%.

MON DAK, MESA, ARIZONA

DESCRIPTION OF PROPERTY
Mon Dak is a 215-site senior community located in Maricopa County, Arizona. Amenities include: a clubhouse, swimming pool, and laundry facilities. As of September 30, 1997, occupancy was 75%.

RANCHO MESA, EL CAJON, CALIFORNIA

DESCRIPTION OF PROPERTY
Rancho Mesa is a 158-site family community located in Santee County, California. Amenities include: a clubhouse, swimming pool, and laundry facilities. As of September 30, 1997, occupancy was 93% .


REHOBOTH PROPERTIES, REHOBOTH BEACH, DELAWARE

DESCRIPTION OF PROPERTY
The Rehoboth Properties consist of four communities (Aspen Meadows, Camelot Meadows, McNicol and Sweetbriar) with a total of 734 sites, located in Sussex County, Delaware. Amenities include: a clubhouse and two swimming pools. As of September 30, 1997, occupancy was 95%, 98%, 99% and 99% at Aspen Meadows, Camelot Meadows, McNicol and Sweetbriar, respectively.

ROYAL HOLIDAY, HEMET, CALIFORNIA

DESCRIPTION OF PROPERTY
Royal Holiday is a 199-site senior community located in Stanislaus County, California. Amenities include: a clubhouse, swimming pool, two jacuzzis, and laundry facilities. As of September 30, 1997, occupancy was 81%.

SANTIAGO ESTATES, SYLMAR, CALIFORNIA

DESCRIPTION OF PROPERTY
Santiago Estates is a 303-site family community located in Los Angeles County, California. Amenities include: a clubhouse, swimming pool, two jacuzzis, volleyball, and a playground. As of September 30, 1997, occupancy was 94%.

SOUTHERN PALMS, EUSTIS, FLORIDA

DESCRIPTION OF PROPERTY
Southern Palms is a 1,133-site family recreational vehicle community located in Lake County, Florida. Amenities include: two clubhouses, two swimming pools, and horseshoes. Occupancy fluctuates based on seasonality.

WINDSONG, INDIANAPOLIS, INDIANA

DESCRIPTION OF PROPERTY
Windsong is a 268-site family community located in Marion County, Florida. Amenities include: a clubhouse, swimming pool, and large park with picnic tables. As of September 30, 1997, occupancy was 99%.

                       MANUFACTURED HOME COMMUNITIES, INC.

              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS





                      REQUIRED UNDER ITEM 7(b) OF FORM 8-K

                       MANUFACTURED HOME COMMUNITIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                    UNAUDITED


The following unaudited Pro Forma Condensed Consolidated Balance Sheet presents the effect of the acquisition of the Ellenburg Communities. The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997 presents the effect of the following transactions as if they had occurred on January 1, 1997: (i) the acquisition of California Hawaiian on March 14, 1997, the acquisition of Golf Vista Estates on March 27, 1997, the capital lease on Golden Terrace South, which was accounted for as a purchase, entered into on May 29, 1997, and the acquisition of Arrowhead Village on September 16, 1997 (collectively, the "1997 Previously Acquired Properties"); (ii) the acquisition of seventeen manufactured home communities, a 50% general partnership interest in one community, and two commercial properties (collectively, the "MPW Properties") on August 29, 1997, and (iii) the acquisition of the Ellenburg Communities. The 1997 Previously Acquired Properties and the MPW Properties are included in the Historical Balance Sheet as of September 30, 1997 and the acquisition of the Ellenburg Communities is described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 has been presented as if the following transactions had occurred on January 1, 1996: (i) the acquisition of Waterford on February 28, 1996; (ii) the funding of the Candlelight Village loan, which was accounted for as a purchase, on May 9, 1996; (iii) the acquisition of Casa del Sol Resort No. 1 and Casa del Sol Resort No. 2 on October 23, 1996; (iv) the acquisitions of the 1997 Previously Acquired Properties (collectively, the "Previously Acquired Properties"); (v) the acquisition of the MPW Properties, and (vi) the acquisition of the Ellenburg Communities.

The following unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1996 or January 1, 1997.

The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements and Combined Statements of Revenue and Certain Expenses (included elsewhere herein).

                       MANUFACTURED HOME COMMUNITIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                   (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)



                                                                  Historical        Ellenburg         Pro Forma
                                                                 ------------     ---------------    ------------
                                                                                  Communities (A)
                                                                                  ---------------
ASSETS
Rental property, net .......................................     $    676,593      $    306,120      $    982,713
Cash and cash equivalents ..................................              413                --               413
Short term investments .....................................            2,816                --             2,816
Notes receivable ...........................................            2,818                --             2,818
Investment in and advances to affiliates ...................            6,586                --             6,586
Investment in partnerships .................................           34,429           (29,886)            4,543
Deferred financing costs, net ..............................            1,496                --             1,496
Other assets ...............................................            3,174                --             3,174
                                                                 ------------      ------------      ------------
     Total assets ..........................................     $    728,325      $    276,234      $  1,004,559
                                                                 ============      ============      ============

LIABILITIES AND EQUITY
Liabilities
     Mortgage notes payable ................................     $    211,333      $    239,076      $    450,409
     Term loan .............................................           60,000                --            60,000
     Line of credit ........................................           55,500            37,158            92,658
     Other notes payable ...................................            6,625                --             6,625
     Other liabilities .....................................           45,412                --            45,412
                                                                 ------------      ------------      ------------
     Total liabilities .....................................          378,870           276,234           655,104
                                                                 ------------      ------------      ------------

Minority interests .........................................           71,844                --            71,844
                                                                 ------------      ------------      ------------

Stockholders' equity
     Common stock, $.01 par value ..........................              247                --               247
     Paid-in capital .......................................          315,790                --           315,790
     Employee notes ........................................           (6,069)               --            (6,069)
     Distributions in excess of accumulated earnings .......          (32,357)               --           (32,357)
                                                                 ------------      ------------      ------------
     Total stockholders' equity ............................          277,611                --           277,611
                                                                 ------------      ------------      ------------

     Total liabilities and stockholders' equity ............     $    728,325      $    276,234      $  1,004,559
                                                                 ============      ============      ============

------------

(A) Reflects the acquisition of the Ellenburg Communities, nineteen of which have been acquired (one through mortgage funding) as of the date of this filing, and sixteen probable acquisitions. In connection with the Ellenburg transaction the amounts presented include the initial purchase price as well as liabilities assumed and subsequent closing costs incurred in the acquisition. The amounts also reflect debt assumed and additional borrowings under the Company's line of credit for the acquisition of the Ellenburg Communities. In addition, for certain acquired properties the Company's purchase price includes an obligation to make specified payments over a period of six to eight years. These specified payments have been discounted at a rate of 8.5% for purposes of calculating the purchase price. The Company owns limited partnership units in certain limited partnerships which own the Ellenburg Communities. Accordingly, rental property has been increased and investment in partnerships decreased to reflect the acquisition of these communities.

                       MANUFACTURED HOME COMMUNITIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               1997
                                                             Previously
                                                             Acquired          MPW          Ellenburg
                                                             Properties     Properties     Communities    Adjustments
                                                             ----------     ----------     ----------     ----------
                                              Historical         (A)           (B)            (C)             (D)       Pro Forma
                                              ----------     ----------     ----------     ----------     ----------   ----------
Revenues:
     Base rental income .................     $   78,439     $    2,749     $   11,314     $   27,053     $       --   $  119,555
     Utility and other income ...........          8,447            278          1,455          2,361             --       12,541
     Equity in income of affiliates .....            511             --             --             --             --          511
     Interest income ....................          1,670             --            231             --           (263)       1,638
                                              ----------     ----------     ----------     ----------     ----------   ----------
         Total revenues .................         89,067          3,027         13,000         29,414           (263)     134,245
                                              ----------     ----------     ----------     ----------     ----------   ----------

Expenses:
     Property operating & maintenance ...         23,520            821          5,841         10,422         (1,258)      39,346
     Real estate taxes ..................          5,966            255            542          2,505             --        9,268
     Property management ................          3,649             --             --             --          1,720        5,369
     General and administrative .........          3,241             --             --             --            450        3,691
     Interest and related amortization ..         15,573             86             --             --         20,124       35,783
     Depreciation on corporate assets ...            437             --             --             --             --          437
     Depreciation on real estate assets
       and other costs ..................         12,136             --             --             --          7,999       20,135
                                              ----------     ----------     ----------     ----------     ----------   ----------
         Total expenses .................         64,522          1,162          6,383         12,927         29,035      114,029
                                              ----------     ----------     ----------     ----------     ----------   ----------

Income before allocation to minority
     interests ..........................         24,545     $    1,865     $    6,617     $   16,487     $  (29,298)      20,216
                                                             ==========     ==========     ==========      =========

(Income) allocated to minority
     interests...........................         (2,695)                                                                  (3,799)
                                              ----------                                                               ----------

Net income...............................     $   21,850                                                               $   16,417
                                              ==========                                                               ==========

Net income per common share..............     $      .88                                                               $      .66
                                              ==========                                                               ==========

Weighted Average Common
     Shares Outstanding..................         24,709                                                                   24,709
                                              ==========                                                               ==========

---------------

(A) Reflects the results of operations of the 1997 Previously Acquired Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1997 through the respective acquisition dates for each of the properties.

(B) Reflects the results of operations of the MPW Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1997 through the date of acquisition and are based on the Combined Statement of Revenue and Certain Expenses which were included in the Company's Form 8-K/A dated August 29, 1997.

(C) Reflects the results of operations of the Ellenburg Communities. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are the revenues and certain expenses for the Ellenburg Communities for the nine months ended September 30, 1997 as contained in the Combined Statement of Revenue and Certain Expenses included elsewhere herein.

(D) Reflects the following adjustments:

Interest income:
  Reduction of interest income due to the use of working capital for property acquisitions .........     $     (263)
                                                                                                         ==========

Property operating and maintenance:
  The elimination of third-party management fees where the Company will be providing
    on-site property management services ...........................................................     $   (1,258)
                                                                                                         ==========

Property management:
  Incremental cost associated with self management of the MPW Properties and Ellenburg
    Communities for the nine months ended September 30, 1997 .......................................     $    1,720
                                                                                                         ==========

General and administrative:
  Incremental overhead cost associated with the Ellenburg transaction ..............................     $      450
                                                                                                         ==========

Interest and related amortization:
  Interest associated with debt assumed and additional borrowings in the Ellenburg transaction of $239 million bearing interest at an average rate of 7.0%, which reflects the
    effective rates ................................................................................     $   12,547
  Interest associated with debt assumed in the MPW transaction of $12.6 million bearing interest at an average rate of 8.2%, which reflects the actual rates 774 Interest associated with other notes payable issued in connection with the MPW transaction
    of $6.6 million bearing interest at a rate of 7.5% .............................................            373
  Interest associated with $2.4 million Golden Terrace South note payable bearing
    interest at 9.05% ..............................................................................            163
  Interest associated with amounts borrowed under the Company's line of credit bearing interest at Libor plus 1.125%, which based on the 30-day Libor rate at the time
    of borrowings was 6.8% (a) .....................................................................          6,271
  Adjustment of unused facility fee on the Company's unused portion of the line of credit ..........             (4)
                                                                                                         ----------
                                                                                                         $   20,124
                                                                                                         ==========
Depreciation:
  Reflects depreciation based on real property acquired  in the amount $504 million, less approximately 25% allocated to land, excluding those MPW Properties covered by ground leases, in the amount of $112 million and depreciated over a 30-year life for real property.  Depreciation for the 1997 Previously Acquired Properties and MPW Properties
    reflects depreciation from January 1, 1997 through the respective acquisition dates
    for each property ..............................................................................     $    7,999
                                                                                                         ==========

(a) For 1998, the Company has a $100 million swap in place at an all-in rate of approximately 7.4% which will increase interest expense under the line of credit by approximately $318,000 or $.01 per weighted average common share.

                       MANUFACTURED HOME COMMUNITIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                            Previously          MPW
                                                             Acquired       Properties     Ellenburg      Adjustments
                                                            Properties      ----------     Communities    ----------
                                            Historical          (A)            (B)            (C)            (D)        Pro Forma
                                            ----------      ----------      ----------     ----------     ----------    ----------
Revenues:
     Base rental income ...............     $   93,109      $    8,198      $   14,372     $   36,623     $       --    $  152,302
     Utility and other income .........          8,821           1,001           2,181          2,906             --        14,909
     Equity in income of ..............            853              --              --             --             --           853
       affiliates
     Interest income ..................          2,420              --              --             --           (499)        1,921
                                            ----------      ----------      ----------     ----------     ----------    ----------
         Total revenues ...............        105,203           9,199          16,553         39,529           (499)      169,985
                                            ----------      ----------      ----------     ----------     ----------    ----------

Expenses:
     Property operating &
       maintenance ....................         28,399           2,982           6,102         14,065           (571)       50,977
     Real estate taxes ................          7,947             632             650          3,214             --        12,443
     Property management ..............          4,338              --              --             --          2,755         7,093
     General & administrative .........          4,062              --              --             --            600         4,662
     Interest and related
       amortization ...................         17,782              --              --             --         28,830        46,612
     Depreciation on
       corporate assets ...............            488              --              --             --             --           488
     Depreciation on real estate
       assets and other costs .........         15,244              --              --             --         11,742        26,986
                                            ----------      ----------      ----------     ----------     ----------    ----------
         Total expenses ...............         78,260           3,614           6,752         17,279         43,356       149,261
                                            ----------      ----------      ----------     ----------     ----------    ----------

Income before allocation to
     minority interests ...............         26,943      $    5,585      $    9,801     $   22,250     $  (43,855)       20,724
                                                            ==========      ==========     ==========     ==========

(Income) allocated to minority
     interests ........................         (2,671)                                                                     (3,892)
                                            ----------                                                                  ----------

Net income ............................     $   24,272                                                                  $   16,832
                                            ==========                                                                  ==========

Net income per common share ...........     $      .98                                                                  $      .68
                                            ==========                                                                  ==========

Weighted Average Common
     Shares Outstanding ...............         24,693                                                                      24,693
                                            ==========                                                                  ==========

----------

(A) Reflects the results of operations of the Previously Acquired Properties. The amounts presented are based on the historical amounts for certain revenues and expenses for the periods from January 1, 1996 through the respective acquisition dates for each property.

(B) Reflects the results of operations of the MPW Properties. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are the revenues and certain expenses of the MPW Properties for the year ended December 31, 1996 as contained in the Combined Statements of Revenues and Certain Expenses included in the Company's Form 8-K/A dated August 29, 1997.

(C) Reflects results of operations of the Ellenburg Communities. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are the revenues and certain expenses of the Ellenburg Communities for the year ended December 31, 1996 as contained in the Combined Statements of Revenues and Certain Expenses included elsewhere herein.

(D) Reflects the following adjustments:

Interest income:
  Reduction of interest income due to the use of working capital for property acquisitions .........     $   (499)
                                                                                                         ========

Property operating and maintenance:
  Increase of ground lease expense to reflect new leases entered into on January 1, 1997
    related to the MPW Properties ..................................................................        1,300
  The elimination of third-party management fees where the Company will be providing
    on-site property management services ...........................................................       (1,871)
                                                                                                         --------
                                                                                                         $   (571)
                                                                                                         ========

Property management:
  Incremental cost associated with self management of MPW Properties and Ellenburg
    Communities for the year ended December 31, 1996 ...............................................     $  2,755
                                                                                                         ========

General and administrative:
  Incremental overhead cost associated with Ellenburg transaction ..................................     $    600
                                                                                                         ========

Interest and related amortization:
  Interest associated with debt assumed and additional borrowings in the Ellenburg transaction of $239 million bearing interest at an average rate of 7.0%, which reflects the
    effective rates ................................................................................     $ 16,730
  Interest associated with debt assumed in the MPW transaction of $12.6 million bearing
    interest at an average rate of  8.2%, which reflects the actual rates ..........................        1,033
  Interest associated with other notes payable issued in the MPW Transaction of $6.6 million
    bearing interest at a rate of 7.5% .............................................................          497
  Interest associated with $2.4 million Golden Terrace South note payable bearing
    interest at 9.05% ..............................................................................          216
  Interest associated with amounts borrowed under the Company's line of credit bearing interest at Libor plus 1.125%, which based on the 30-day Libor rate at the time of
    the 1996 borrowings was 7.1% and at the time of the 1997 borrowings was 6.8% (a)................       10,362
  Adjustment of unused facility fee on the Company's unused portion of the line of credit ..........           (8)
                                                                                                         --------
                                                                                                         $ 28,830
                                                                                                         ========
Depreciation:
  Reflects depreciation based on real property acquired  in the amount $504 million, less approximately 25% allocated to land, excluding those MPW Properties covered by ground leases, in the amount of $112 million and depreciated over a 30-year life for real property.  Depreciation for the Previously Acquired Properties and MPW Properties
    reflects depreciation from January 1, 1996 through the respective acquisition dates
    for each property ..............................................................................     $ 11,742
                                                                                                         ========


(a) For 1998, the Company has a $100 million swap in place at an all-in rate of approximately 7.4% which will increase interest expense under the line of credit by approximately $424,000 or $.02 per weighted average common share.

                          Ellenburg Capital Corporation

               Combined Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1996

                       with Report of Independent Auditors

                          Ellenburg Capital Corporation

               Combined Statement of Revenue and Certain Expenses



                                TABLE OF CONTENTS

Report of Independent Auditors........................................1

Combined Statements of Revenue and Certain Expenses for the
    year ended December 31, 1996,  and for the nine months
    ended September 30, 1997 (unaudited)..............................2
Notes to Combined Statements of Revenue and Certain Expenses..........3

                         Report of Independent Auditors



The Board of Directors of
Manufactured Home Communities, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of 35 Ellenburg Capital Corporation Communities (the "1997 Acquired Properties and Probable Properties") as described in Note 2 for the year ended December 31, 1996. The combined statement of revenue and certain expenses is the responsibility of the Acquired Properties and Probable Properties' management. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the basis of accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Manufactured Home Communities, Inc. as described in Note 1, and is not intended to be a complete presentation of the 1997 Acquired Properties and Probable Properties' combined revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the 1997 Acquired Properties and Probable Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                    Ernst & Young LLP


Chicago, Illinois
February 6, 1998

                          Ellenburg Capital Corporation

                         Combined Statements of Revenue
                              and Certain Expenses
                             (AMOUNTS IN THOUSANDS)



                                                                       FOR THE
                                                   FOR THE        NINE MONTHS ENDED
                                                  YEAR ENDED      SEPTEMBER 30, 1997
                                               DECEMBER 31, 1996      (UNAUDITED)
                                               -----------------  ------------------
REVENUE
     Rental revenue                              $      36,623     $      27,053
     Other income                                        2,906             2,361
                                                 -------------     -------------
         Total revenue                                  39,529            29,414
                                                 -------------     -------------

EXPENSES
    Utilities                                            5,567             4,274
    Repairs and maintenance                              2,635             2,198
    Management fees                                      1,089               566
    Real estate taxes                                    3,214             2,505
    Payroll and benefits                                 2,731             2,187
    General and administrative                           1,558               899
    Insurance                                              485               298
                                                 -------------     -------------
         Total expenses                                 17,279            12,927
                                                 -------------     -------------

Revenue in excess of certain expenses            $      22,250     $      16,487
                                                 =============     =============



See accompanying notes.

                          Ellenburg Capital Corporation

                        Notes to the Combined Statements
                         of Revenue and Certain Expenses



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1996, and the nine months ended September 30, 1997 (unaudited), were prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Manufactured Home Communities, Inc. (the "Company"). The accompanying combined financial statements are not representative of the actual operations of the 1997 Acquired Properties and Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the Properties.

Basis of Combination

The accompanying combined statements of revenue and certain expenses have been presented on a combined basis because Ellenburg Capital Corporation is the General Partner of all of the 1997 Acquired Properties and Probable Properties.

Use of Estimates

The preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Revenue and Expense Recognition

Revenue is recorded in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

Unaudited Interim Statement

The combined statement of revenue and certain expenses for the nine months ended September 30, 1997, is unaudited. In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

                          Ellenburg Capital Corporation

                         Notes to the Combined Statement
                   of Revenue and Certain Expenses (continued)


2.  DESCRIPTION OF PROPERTIES

The following properties are included in the combined statements of revenue and certain expenses:

                                                          Date          Number
  Property Name               Location                  Acquired       of Sites
------------------------------------------------------------------------------
Bear Creek Village         (C) Sheridan, CO             12/18/97         127
Em Ja Ha                   (C) Phoenix , AZ             12/18/97         115
Colony Park                (C) Ceres, CA                12/18/97         187
Creekside                  (C) Wyoming, MI              12/18/97         165
The Landings               (C) Port Orange, FL          12/18/97         436
Pickwick Village           (C) Port Orange, FL          12/18/97         432
Indian Oaks                (C) Rockledge, FL            12/18/97         211
Hillcrest                  (C) Clearwater, FL           12/18/97         279
Holiday Ranch              (C) Largo, FL                12/18/97         150
Desert Skies               (C) Phoenix, AZ              12/18/97         170
Carefree Manor             (C) Phoenix, AZ              12/18/97         127
Brook Gardens              (C) Lackawanna, NY           12/18/97         426
Five Seasons               (C) Cedar Rapids, IA         12/18/97         389
Carriage Cove              (C) Daytona, Beach FL        12/18/97         418
Windmill Manor             (C) Bradenton, FL            12/18/97         292
Mesa Regal                 (B) Mesa, AZ                 12/18/97       2,005
Fairview Manor             (C) Tucson, AZ               12/18/97         235
Boulder Cascade            (C) Las Vegas, NV              (A)            300
Country Meadows            (C) Plant City, FL           02/02/98         736
Countryside North          (C) Vero Beach, FL           02/03/98         646
Greenwood Village          (C) Manorville, NY             (A)            425
Holiday Village            (C) Vero Beach, FL             (A)            128
Laguna Lakes               (C) San Luis Obispo, CA        (A)            300
Meadowbrook                (C) Santee, CA                 (A)            332
Mon Dak                    (C) Mesa, AZ                   (A)            215
Rancho Mesa                (C) El Cason, CA               (A)            158
Rehoboth - Aspen Meadows   (C) Rehoboth Beach, DE         (A)            200
Rehoboth - Camelot         (C) Rehoboth Beach, DE         (A)            302
Rehoboth - McNicol         (C) Rehoboth Beach, DE         (A)             93
Rehoboth - Sweetbriar      (C) Rehoboth Beach, DE         (A)            139
Royal Holiday              (C) Hemet, CA                  (A)            199
Santiago Estates           (C) Sylmar, CA                 (A)            303
Windsong                   (C) Indianapolis, IN           (A)            268
Gulf Coast                 (B) San Benito, TX             (A)          1,494
Southern Palms             (B) Eustis, FL                 (A)          1,133
                                                                     -------
                                                                      13,535
                                                                     =======

                          Ellenburg Capital Corporation

                         Notes to the Combined Statement
                         of Revenue and Certain Expenses



2.  DESCRIPTION OF PROPERTIES (CONTINUED)

Notes:

     (A) The Company has a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

     (B)  This property is an RV Park.

     (C)  This is a manufactured home community.

3.  RELATED PARTY TRANSACTION

Certain of the 1997 Acquired Properties and Probable Properties had management agreements with an affiliated management company during 1996. Management fees paid to the related party during 1996 for management of certain of the 1997 Acquired Properties and Probable Properties was approximately $102,000 in the year ended December 31, 1996. No such fees were paid in the nine months ended September 30, 1997.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   MANUFACTURED HOME COMMUNITIES, INC.





                                   By: \s\ Thomas P. Heneghan
                                       ----------------------------------------
                                       Thomas P. Heneghan
                                       Executive Vice President, Treasurer and
                                           Chief Financial Officer

                                   By: \s\ Judy A. Pultorak
                                       ----------------------------------------
                                       Judy A. Pultorak
                                       Principal Accounting Officer





Date:  February 20, 1998

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-25297) of Manufactured Home Communities, Inc. of our report with respect to the financial statements indicated below included in the Current Report on Form 8-K/A of Manufactured Home Communities, Inc., filed with the Securities and Exchange Commission.



     Financial Statements                           Date of Auditors' Report
     --------------------                           ------------------------
Combined Statement of Revenue and
Certain Expenses of Ellenburg Capital
Corporation for the year ended December
31, 1996                                               February 6, 1998





Ernst & Young LLP


Chicago, Illinois
February 23, 1998